                                                                    EXHIBIT 99.2

                                                                      SCHEDULE A

                         UNITED HEALTHCARE CORPORATION
               QUARTERLY ANALYSIS FOR THE QUARTER ENDED 06/30/95
                            (Unaudited)    (000's)


                                                                                                                  % CHANGE
                                                          3 MONTHS ENDED     %        3 MONTHS ENDED      %      06/30/94 to
REVENUES:                                                  06/30/95 (4)   REVENUE        06/30/94      REVENUE    06/30/95
                                                          --------------  -------     --------------   -------   -----------
    PREMIUM ...........................................    $1,048,773       90.6%       $  835,702       89.0%       25.5%
    MANAGEMENT SERVICES ...............................        68,749        5.9%           77,552        8.2%      -11.4%
    INVESTMENT INCOME..................................        40,423        3.5%           26,211        2.8%       54.2%
                                                           ----------      ------       ----------      ------      ------
      TOTAL REVENUES ..................................     1,157,945      100.0%          939,465      100.0%       23.3%
                                                           ----------      ------       ----------      ------      ------
OPERATING EXPENSES:

    MEDICAL COSTS (1) .................................       824,161       78.6%(1)       652,266       78.1%(1)    26.4%
    SELLING, GENERAL & ADMINISTRATION .................       169,519       14.6%          148,168       15.8%       14.4%
    DEPRECIATION & AMORTIZATION .......................        20,384        1.8%           16,378        1.7%       24.5%
                                                           ----------      ------       ----------      ------      ------
      TOTAL OPERATING EXPENSES ........................     1,014,064       87.6%          816,812       86.9%       24.1%
                                                           ----------      ------       ----------      ------      ------
EARNINGS FROM OPERATIONS ..............................       143,881       12.4%          122,653       13.1%       17.3%

INTEREST EXPENSE ......................................          (378)                        (569)                 -33.6%
MERGER COSTS (2) ......................................            --                      (35,940)(2)
                                                           ----------                   ----------
EARNINGS BEFORE INCOME TAXES AND MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ....................       143,503                       86,144                   66.6%

PROVISION FOR INCOME TAXES ............................       (53,096)                     (33,031)                  60.7%

MINORITY INTERESTS ....................................          (528)                        (457)                  15.5%
                                                           ----------                   ----------
NET EARNINGS BEFORE EXTRAORDINARY GAIN ................        89,879                       52,656 (2)               70.7%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..................            --                    1,377,075 (3)
                                                           ----------                   ----------
NET EARNINGS ..........................................    $   89,879                    1,429,731
                                                           ==========                   ==========
WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                          176,304                      175,490
                                                           ==========                   ==========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)              $     0.51                         0.30 (2)
   EXTRAORDINARY GAIN (3)                                          --                         7.85 (3)
                                                           ----------                   ----------
   NET EARNINGS PER SHARE                                  $     0.51                         8.15
                                                           ==========                   ==========


                                                                                                                  % CHANGE
                                                          6 MONTHS ENDED     %        6 MONTHS ENDED      %      06/30/94 to
REVENUES:                                                  06/30/95 (4)   REVENUE        06/30/94      REVENUE    06/30/95
                                                          --------------  -------     --------------   -------   -----------

    PREMIUM ...........................................    $2,053,262       90.8%        1,640,693       89.0%       25.1%
    MANAGEMENT SERVICES ...............................       133,973        5.9%          158,974        8.6%      -15.7%
    INVESTMENT INCOME..................................        74,545        3.3%           43,354        2.4%       71.9%
                                                           ----------      ------       ----------      ------      ------
      TOTAL REVENUES ..................................     2,261,780      100.0%        1,843,021      100.0%       22.7%
                                                           ----------      ------       ----------      ------      ------
OPERATING EXPENSES:

    MEDICAL COSTS (1) .................................     1,607,662       78.3%(1)     1,281,844       78.1%(1)    25.4%
    SELLING, GENERAL & ADMINISTRATION .................       327,097       14.5%          291,534       15.8%       12.2%
    DEPRECIATION & AMORTIZATION .......................        40,049        1.8%           32,281        1.8%       24.1%
                                                           ----------      ------       ----------      ------      ------
      TOTAL OPERATING EXPENSES ........................     1,974,808       87.3%        1,605,659       87.1%       23.0%
                                                           ----------      ------       ----------      ------      ------
EARNINGS FROM OPERATIONS ..............................       286,972       12.7%          237,362       12.9%       20.9%

INTEREST EXPENSE ......................................          (558)                      (1,137)                 -50.9%
MERGER COSTS (2) ......................................            --                      (35,940)(2)
                                                           ----------                   ----------                  ------
EARNINGS BEFORE INCOME TAXES AND MINORITY
  INTERESTS AND EXTRAORDINARY GAIN ....................       286,414                      200,285                   43.0%

PROVISION FOR INCOME TAXES ............................      (105,974)                     (76,098)                  39.3%

MINORITY INTERESTS ....................................        (1,129)                      (1,133)                  -0.4%
                                                           ----------                   ----------                  ------
NET EARNINGS BEFORE EXTRAORDINARY GAIN ................       179,311                      123,054 (2)               45.7%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..................            --                    1,377,075 (3)
                                                           ----------                   ----------

NET EARNINGS ..........................................    $  179,311                   $1,500,129
                                                           ==========                   ==========
WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                          176,390                      175,160
                                                           ==========                   ==========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)              $     1.02                   $     0.70 (2)
   EXTRAORDINARY GAIN (3)                                          --                         7.86 (3)
                                                           ----------                   ----------
   NET EARNINGS PER SHARE                                  $     1.02                   $     8.56
                                                           ==========                   ==========


Note: All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Ratio of medical costs to premium revenue. Ratio includes health plans and United Behavioral Systems.

(2) Second quarter 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. These costs were $35.9 million before tax, $22.3 million after tax, and reduced net earnings per share before extraordinary gain by $.13.

(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter. Post disposition results of DPS are not included.

(4) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                                                                          SCHEDULE B
                                                   UNITED HEALTHCARE CORPORATION
                                                     QUARTERLY TREND ANALYSIS
                                                            (Unaudited)
                                                              (000's)

                                                                                                         % CHG FROM
                                                     2ND QTR          %         3RD QTR          %         2ND QTR      4TH QTR
                                                      1994         REVENUE        1994        REVENUE        1994         1994
                                                   ----------      -------      --------      -------    ----------     --------
REVENUES:
   PREMIUM.....................................    $  835,702        89.0%      $858,228        89.7%        2.7%       $877,317
   MANAGEMENT SERVICES.........................        77,552         8.2%        59,820         6.3%      -22.9%         55,822
   INVESTMENT INCOME...........................        26,211         2.8%        38,786         4.0%       48.0%         35,888
                                                   ----------      -------      --------      -------    ----------     --------

   TOTAL REVENUES..............................       939,465       100.0%       956,834       100.0%        1.8%        969,027
                                                   ----------      -------      --------      -------    ----------     --------

OPERATING EXPENSES:
   MEDICAL COSTS (1) ..........................       652,266        78.1%(1)    675,650        78.7%(1)     3.6%        685,613
   SELLING, GENERAL & ADMIN....................       148,168        15.8%       133,462        13.9%       -9.9%        130,653
   DEPRECIATION & AMORT........................        16,378         1.7%        16,258         1.7%       -0.7%         15,540
                                                   ----------      -------      --------      -------    ----------     --------

   TOTAL OPERATING EXPENSES....................       816,812        86.9%       825,370        86.3%        1.0%        831,806
                                                   ----------      -------      --------      -------    ----------     --------

EARNINGS FROM OPERATIONS.......................       122,653        13.1%       131,464        13.7%        7.2%        137,221

INTEREST EXPENSE...............................          (569)                      (413)                  -27.4%           (613)
MERGER COSTS (2)  .............................       (35,940)(2)                   ----                     ----           ----
                                                   ----------                   --------                 ----------     --------

EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN..............        86,144                    131,051                    52.1%        136,608

PROVISION FOR INCOME TAXES.....................       (33,031)                   (49,810)                   50.8%        (51,914)

MINORITY INTERESTS.............................          (457)                      (399)                    ----           (451)
                                                   ----------                   --------                 ----------     --------
NET EARNINGS BEFORE EXTRAORDINARY GAIN                 52,656 (2)                 80,842                See Note (2)      84,243

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..........     1,377,075 (3)                   ----                                    ----
                                                   ----------                   --------                                --------

NET EARNINGS ..................................    $1,429,731                   $ 80,842                                $ 84,243
                                                   ==========                   ========                                ========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                            175,490                    176,038                     0.3%        176,573
                                                   ==========                   ========                 =========      ========

EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)      $     0.30 (2)               $   0.46                See Note (2)    $   0.48
   EXTRAORDINARY GAIN (3)                                7.85 (3)                   ----                                    ----
                                                   ----------                   --------                                --------
   NET EARNINGS PER SHARE                          $     8.15                   $   0.46                                $   0.48
                                                   ==========                   ========                                ========


                                                              % CHG FROM                                  % CHG FROM
                                                      %         3RD QTR         1ST QTR           %         4TH QTR
                                                   REVENUE       1994           1995 (4)       REVENUE       1994
                                                   -------    ----------        --------       -------    ----------
REVENUES:
   PREMIUM.....................................      90.5%        2.2%        $1,004,489        91.0%       14.5%
   MANAGEMENT SERVICES ........................       5.8%       -6.7%            65,224         5.9%       16.8%
   INVESTMENT INCOME...........................       3.7%       -7.5%            34,122         3.1%       -4.9%
                                                   -------    ----------      ----------       -------    ----------

   TOTAL REVENUES..............................     100.0%        1.3%         1,103,835       100.0%       13.9%
                                                   -------    ----------      ----------       -------    ----------

OPERATING EXPENSES:
   MEDICAL COSTS (1) ..........................      78.1%(1)     1.5%           783,501        78.0%(1)    14.3%
   SELLING, GENERAL & ADMIN....................      13.5%       -2.1%           157,578        14.3%       20.6%
   DEPRECIATION & AMORT........................       1.6%       -4.4%            19,665         1.8%       26.5%
                                                   -------    ----------      ----------       -------    ----------

   TOTAL OPERATING EXPENSES....................      85.8%        0.8%           960,744        87.0%       15.5%
                                                   -------    ----------      ----------       -------    ----------

EARNINGS FROM OPERATIONS.......................      14.2%        4.4%           143,091        13.0%        4.3%

INTEREST EXPENSE...............................                  48.4%              (180)                  -70.6%
MERGER COSTS (2)  .............................                  ----               ----                    ----
                                                              ----------      ----------                  ----------

EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN..............                   4.2%           142,911                     4.6%

PROVISION FOR INCOME TAXES.....................                   4.2%           (52,878)                    1.9%

MINORITY INTERESTS.............................                  ----               (601)                   ----
                                                              ----------      ----------                  ----------

NET EARNINGS BEFORE EXTRAORDINARY GAIN                            4.2%            89,432                     6.2%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..........                                     ----
                                                                              ----------

NET EARNINGS...................................                   4.2%        $   89,432                     6.2%
                                                              ==========      ==========                  ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                                        0.3%           176,403                    -0.1%
                                                              ==========      ==========                  ==========


EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)                     4.3%        $     0.51                     6.3%
   EXTRAORDINARY GAIN (3)                                                           ----
                                                                              ----------
   NET EARNINGS PER SHARE                                                     $     0.51
                                                                              ==========



                                                                                                % CHG FROM
                                                                      2ND QTR           %         1ST QTR
                                                                      1995 (4)       REVENUE        1995
                                                                      --------       -------    ----------
REVENUES:
   PREMIUM.....................................                      $1,048,773        90.6%        4.4%
   MANAGEMENT SERVICES ........................                          68,749         5.9%        5.4%
   INVESTMENT INCOME...........................                          40,423         3.5%       18.5%
                                                                     ----------      -------    ----------
   TOTAL REVENUES..............................                       1,157,945       100.0%        4.9%
                                                                     ----------      -------    ----------
OPERATING EXPENSES:
   MEDICAL COSTS (1) ..........................                         824,161        78.6%(1)     5.2%
   SELLING, GENERAL & ADMIN....................                         169,519        14.6%        7.6%
   DEPRECIATION & AMORT........................                          20,384         1.8%        3.7%
                                                                     ----------      -------    ----------

   TOTAL OPERATING EXPENSES....................                       1,014,064        87.6%        5.5%
                                                                     ----------      -------    ----------
EARNINGS FROM OPERATIONS.......................                         143,881        12.4%        0.6%

INTEREST EXPENSE...............................                            (378)                  110.0%
MERGER COSTS (2)...............................                            ----                    ----
                                                                     ----------                 ----------

EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN..............                         143,503                     0.4%

PROVISION FOR INCOME TAXES.....................                         (53,096)                    0.4%

MINORITY INTERESTS.............................                            (528)                   ----
                                                                     ----------                 ----------
NET EARNINGS BEFORE EXTRAORDINARY GAIN                                   89,879                     0.5%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (3)..........                            ----
                                                                     ----------
NET EARNINGS ..................................                      $   89,879                     0.5%
                                                                     ==========                 ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                                              176,304                    -0.1%
                                                                     ==========                 ==========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)                        $     0.51                     0.0%
   EXTRAORDINARY GAIN (3)                                                  ----
                                                                     ----------
   NET EARNINGS PER SHARE                                            $     0.51
                                                                     ==========

Note:  All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in
        accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1)  Ratio of medical costs to premium revenue.  Ratio includes health plans and United Behavioral Systems.
(2)  Second quarter 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of
      United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. These costs were $35.9 million on before tax, $22.3 million after tax, and reduced net earnings per share before extraordinary gain by $.13.
(3)  On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for
      $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter.  Post disposition results of
      DPS are not included.
(4)  Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and
      Service of Puerto Rico, Inc. acquired on February 28, 1995.


                                                                                                                       SCHEDULE C
                                                   UNITED HEALTHCARE CORPORATION
                                         QUARTERLY ANALYSIS FOR THE QUARTER ENDED 06/30/95
                                                     LINE OF BUSINESS SUMMARY
                                                            (Unaudited)
                                                              (000's)

                                                                                                            % CHANGE
                                          3 MONTHS ENDED        %          3 MONTHS ENDED       %          06/30/94 TO
                                            06/30/95(1)      OF TOTAL         06/30/94       OF TOTAL       06/30/95
                                          --------------     --------      --------------    --------      -----------
REVENUES

  OWNED HEALTH PLANS                        $1,047,298          90.4%        $  831,819         88.5%           25.9%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                         100,212(2)        8.7%           133,892(2)      14.3%          -25.2%(2)

  CORPORATE, ELIMINATIONS AND OTHER             10,435           0.9%           (26,246)        -2.8%           ----
                                            ----------       --------        ----------      --------      -----------
TOTAL REVENUE                               $1,157,945         100.0%        $  939,465        100.0%           23.3%
                                            ==========       ========        ==========      ========      ===========
OPERATING INCOME

  OWNED HEALTH PLANS                        $  101,647          70.7%        $   85,231         69.5%           19.3%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                          18,631(2)       12.9%            19,687         16.0%           -5.4%(2)

  CORPORATE, ELIMINATIONS AND OTHER             23,603          16.4%            17,735         14.5%           ----
                                            ----------       --------        ----------      --------      -----------
TOTAL OPERATING INCOME                      $  143,881         100.0%        $  122,653        100.0%           17.3%
                                            ==========       ========        ==========      ========      ===========
OPERATING MARGIN

  OWNED HEALTH PLANS                               9.7%                            10.2%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                            18.6%                            14.7%
                                            ----------                       ----------
TOTAL OPERATING MARGIN                            12.4%                            13.1%
                                            ==========                       ==========

                                                                                                            % CHANGE
                                          6 MONTHS ENDED        %          6 MONTHS ENDED       %          06/30/94 to
                                            06/30/95(1)      OF TOTAL         06/30/94       OF TOTAL       06/30/95
                                          --------------     --------      --------------    --------      -----------
REVENUES

  OWNED HEALTH PLANS                        $2,053,080          90.8%        $1,635,070         88.7%           25.6%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                         193,024(2)        8.5%           283,716(2)      15.4%          -32.0%(2)

  CORPORATE, ELIMINATIONS AND OTHER             15,676           0.7%           (75,765)        -4.1%           ----
                                            ----------       --------        ----------      --------      -----------
TOTAL REVENUE                               $2,261,780         100.0%        $1,843,021        100.0%           22.7%
                                            ==========       ========        ==========      ========      ===========
OPERATING INCOME

  OWNED HEALTH PLANS                        $  208,792          72.8%        $  167,882         70.7%           24.4%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                          35,807(2)       12.5%            43,130         18.2%          -17.0%(2)

  CORPORATE, ELIMINATIONS AND OTHER             42,373          14.7%            26,350         11.1%           ----
                                            ----------       --------        ----------      --------      -----------
TOTAL OPERATING INCOME                      $  286,972         100.0%        $  237,362        100.0%           20.9%
                                            ==========       ========        ==========      ========      ===========
OPERATING MARGIN

  OWNED HEALTH PLANS                              10.2%                            10.3%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES                            18.6%                            15.2%
                                            ----------                       ----------
TOTAL OPERATING MARGIN                            12.7%                            12.9%
                                            ==========                       ==========

Note: All periods presented have been restated to include the results of Ramsay
      HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.
(2) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.

                                                                      SCHEDULE D

                         UNITED HEALTHCARE CORPORATION
                      LINE OF BUSINESS SUMMARY - HISTORY
                                    (000's)

                                                                             1994
                                     ----------------------------------------------------------------------------------------
                                      2ND QTR       % OF    3RD QTR       % OF   % CHG FROM   4TH QTR       % OF   % CHG FROM
REVENUES                                            TOTAL                 TOTAL  2ND QTR 94                 TOTAL  3RD QTR 94
- --------                             ----------------------------------------------------------------------------------------
  OWNED HEALTH PLANS                 $ 831,819      88.5%  $ 852,746      89.1%      2.5%    $ 870,730      89.9%      2.1%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)             133,892(1)   14.3%     86,392(1)    9.0%    -35.5%       86,001(1)    8.9%     -0.5%

  CORPORATE, ELIMINATIONS AND OTHER    (26,246)     -2.8%     17,696       1.9%       --        12,296       1.2%       --

                                     ----------------------------------------------------------------------------------------
TOTAL REVENUE                        $ 939,465     100.0%  $ 956,834     100.0%      1.8%    $ 969,027     100.0%      1.3%
                                     ========================================================================================

OPERATING INCOME
- ----------------

  OWNED HEALTH PLANS                 $  85,231      69.5%  $  88,141      67.0%      3.4%    $  96,038      70.0%      9.0%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)              19,687(1)   16.0%     14,242(1)   10.9%    -27.7%       14,622(1)   10.7%      2.7%

  CORPORATE, ELIMINATIONS AND OTHER     17,735      14.5%     29,081      22.1%       --        26,561      19.3%       --

TOTAL OPERATING INCOME               $ 122,653     100.0%  $ 131,464     100.0%      7.2%    $ 137,221     100.0%      4.4%


OPERATING MARGIN
- ----------------

  OWNED HEALTH PLANS                     10.2%                 10.3%                             11.0%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)               14.7%(1)              16.5%(1)                          17.0%(1)
                                         ----                  ----                              ----

TOTAL OPERATING MARGIN                   13.1%                 13.7%                             14.2%
                                         ====                  ====                              ====


FOR INFORMATION PURPOSES ONLY
- -----------------------------

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

  OWNED HEALTH PLANS                 $   8,471             $   8,447                -0.3% $      9,906               17.3%

  CORPORATE, ELIMINATIONS AND OTHER     17,740                30,339                71.0%       25,982              -14.4%
                                     ----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME              $  26,211             $  38,786                48.0%    $  35,888               -7.5%
                                     ========================================================================================


RATIOS
- ------

COMBINED SG & A RATIO (2)                10.9%                 10.6%                             10.3%
HEALTH PLAN MEDICAL LOSS RATIO (3)       79.1%                 79.4%                             79.1%


                                                                             1995
                                         1ST QTR       % OF   % CHG FROM    2ND QTR        % OF   % CHG FROM   % CHG FROM
REVENUES                                              TOTAL   4TH QTR 94                   TOTAL  1ST QTR 95   2ND QTR 94
- --------                             ------------------------------------------------------------------------------------
  OWNED HEALTH PLANS                 $ 1,005,782(4)    91.1%     15.5%    $ 1,047,298(4)   90.4%       4.1%       25.9%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)                92,812(1)     8.4%      7.9%        100,212(1)    8.7%       8.0%      -25.2%

  CORPORATE, ELIMINATIONS AND OTHER        5,241        0.5%       --          10,435       0.9%        --          --

                                     ------------------------------------------------------------------------------------
TOTAL REVENUE                        $ 1,103,835      100.0%     13.9%    $ 1,157,945     100.0%       4.9%       23.3%
                                     ====================================================================================

OPERATING INCOME
- ----------------

  OWNED HEALTH PLANS                 $   107,145(4)    74.9%     11.6%    $   101,647(4)   70.7%      -5.1%       19.3%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)                17,176(1)    12.0%     17.5%         18,631(1)   12.9%       8.5%       -5.4%

  CORPORATE, ELIMINATIONS AND OTHER       18,770       13.1%       --          23,603      16.4%        --          --

                                     ------------------------------------------------------------------------------------
TOTAL OPERATING INCOME               $   143,091      100.0%      4.3%    $   143,881     100.0%       0.6%       17.3%
                                     ====================================================================================

OPERATING MARGIN
- ----------------

  OWNED HEALTH PLANS                       10.7%                                 9.7%

  MANAGED HEALTH PLAN AND
    SPECIALTY SERVICES (1)                 18.5%(1)                             18.6%(1)
                                           ----                                 ----


TOTAL OPERATING MARGIN                     13.0%                                12.4%
                                           ====                                 ====



FOR INFORMATION PURPOSES ONLY
- -----------------------------

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

  OWNED HEALTH PLANS                 $    12,387                     25.0% $   13,322                  7.5%       57.3%

  CORPORATE, ELIMINATIONS AND OTHER       21,735                    -16.3%     27,101                 24.7%       52.8%
                                     ------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME              $    34,122                     -4.9% $   40,423                 18.5%       54.2%
                                     ====================================================================================

RATIOS
- ------

COMBINED SG & A RATIO (2)                  10.8%                                11.0%
HEALTH PLAN MEDICAL LOSS RATIO (3)         78.9%                                79.4%


Note: All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.

(2) Total selling, general & administrative expense for Owned and Managed Health Plans as a percent of combined premium revenue for Owned and Managed Health Plans.

(3)  Ratio for owned health plans only.

(4) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                      SCHEDULE E

                         UNITED HEALTHCARE CORPORATION
                              QUARTERLY ANALYSIS
                                 BALANCE SHEET
                                  (Unaudited)
                                    (000's)


SUMMARY BALANCE SHEET            12/31/91  12/31/92(1)  03/31/93(2)   06/30/93    09/30/93    12/31/93
- ---------------------            --------  -----------  -----------  ----------  ----------  ----------

CASH & SHORT-TERM
  INVESTMENTS                    $341,404  $  411,716   $  340,737   $  263,282  $  238,121  $  400,870
OTHER CURRENT ASSETS              103,253     125,780      172,342      198,358     197,715     213,098
LONG-TERM INVESTMENTS             174,770     511,860      586,627      691,210     762,939     768,563
OTHER LONG-TERM ASSETS            182,046     271,818      365,295      372,045     376,214     404,823
                                 --------  ----------   ----------   ----------  ----------  ----------
     TOTAL ASSETS                $801,473  $1,321,174   $1,465,001   $1,524,895  $1,574,989  $1,787,354
                                 ========  ==========   ==========   ==========  ==========  ==========
MEDICAL SERVICES PAYABLE         $223,741  $  328,592   $  391,625   $  398,587  $  401,578  $  459,201
UNEARNED PREMIUMS                  42,343      60,808       30,308       32,293      20,456      70,844
OTHER CURRENT LIABILITIES/
  INCOME TAXES PAYABLE             64,603      81,240      126,987      122,879     121,025     128,689
TAXES PAYABLE - GAIN ON
  SALE OF SUBSIDIARY                   --          --           --           --          --          --
OTHER LONG-TERM LIABILITIES        41,649      24,132       42,044       41,032      40,095      39,099
                                 --------  ----------   ----------   ----------  ----------  ----------
     TOTAL LIABILITIES            372,336     494,772      590,964      594,791     583,154     697,833
MINORITY INTERESTS                  2,341       3,499        4,103        3,091       3,536       4,111
SHAREHOLDERS' EQUITY              426,796     822,903      869,934      927,013     988,299   1,085,410
                                 --------  ----------   ----------   ----------  ----------  ----------
     TOTAL LIABILITIES & EQUITY  $801,473  $1,321,174   $1,465,001   $1,524,895  $1,574,989  $1,787,354
                                 ========  ==========   ==========   ==========  ==========  ==========


SUMMARY BALANCE SHEET            03/31/94    06/30/94(3)   09/30/94    12/31/94   03/31/95(4)   06/30/95
- ---------------------           -----------  -----------  ----------  ----------  -----------  ----------

CASH & SHORT-TERM
  INVESTMENTS                    $  377,628  $2,347,177   $1,843,727  $1,654,336  $  945,073   $1,031,172
OTHER CURRENT ASSETS                231,924     238,019      218,874     253,879     276,678      272,943
LONG-TERM INVESTMENTS               814,844   1,032,524    1,020,897   1,115,054   1,488,750    1,456,333
OTHER LONG-TERM ASSETS              460,127     448,672      445,559     466,210     990,330      995,538
                                 ----------  ----------   ----------  ----------  ----------   ----------
     TOTAL ASSETS                $1,884,523  $4,066,392   $3,529,057  $3,489,479  $3,700,831   $3,755,986
                                 ==========  ==========   ==========  ==========  ==========   ==========
MEDICAL SERVICES PAYABLE         $  455,627  $  441,043   $  437,174  $  443,559  $  479,027      473,612
UNEARNED PREMIUMS                    76,174      31,018       68,300      70,718      87,911       93,534
OTHER CURRENT LIABILITIES/
  INCOME TAXES PAYABLE              149,624     155,466      120,899     134,025     199,186      136,517
TAXES PAYABLE - GAIN ON
  SALE OF SUBSIDIARY                     --     808,758      171,758      16,000          --           --
OTHER LONG-TERM LIABILITIES          38,259      27,123       23,956      24,275      25,142       20,545
                                 ----------  ----------   ----------  ----------  ----------   ----------
     TOTAL LIABILITIES              719,684   1,463,428      822,087     688,577     791,266      724,208
MINORITY INTERESTS                    4,788       5,048        5,197       5,446       5,846        6,374
SHAREHOLDERS' EQUITY              1,160,051   2,597,916    2,701,773   2,795,456   2,903,719    3,025,404
                                 ----------  ----------   ----------  ----------  ----------   ----------
     TOTAL LIABILITIES & EQUITY  $1,884,523  $4,066,392   $3,529,057  $3,489,479  $3,700,831   $3,755,986
                                 ==========  ==========   ==========  ==========  ==========   ==========

Note: All periods presented have been restated to include the results of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Physicians Health Plan of Ohio, Inc. (Columbus, OH) was acquired in January, 1992. Also, the Company completed a public offering of 5,000,000 shares of common stock in March, 1992, raising net proceeds of approximately $196,000,000.

(2) Western Ohio HealthCare Corporation (Dayton, OH) was acquired in January, 1993.

(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS.

(4) GenCare Health Systems, Inc. (St. Louis) was acquired in January, 1995. Group Sales and Service of Puerto Rico, Inc. was acquired in February, 1995.

                                                                                                                  SCHEDULE F
                                                   UNITED HEALTHCARE CORPORATION
                                                     QUARTERLY TREND ANALYSIS
                                                            ENROLLMENT

                                                                                                         % CHANGE       % CHANGE
                                                  DEC          JUNE           DEC           JUNE         DEC 94 to     JUNE 94 to
HEALTH PLANS                                     1993          1994          1994        1995 (2)(3)      JUNE 95       JUNE 95
- -----------------------------------------      ----------    ----------    ----------    -----------     ---------     ----------
OWNED (1)  - COMMERCIAL
               INSURED                          1,459,000     1,590,000     1,668,000     2,152,000         29.0%           35.3%
               SELF FUNDED                         62,000       117,000       123,000       190,000(2)      54.5%(2)        62.4%(2)
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL COMMERCIAL                 1,521,000     1,707,000     1,791,000     2,342,000         30.8%           37.2%

           - MEDICARE                              98,000       102,000       109,000       125,000         14.7%           22.5%
           - MEDICAID                             239,000       253,000       285,000       313,000          9.8%           23.7%
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL OWNED ENROLLMENT           1,858,000     2,062,000     2,185,000     2,780,000         27.2%           34.8%

MANAGED    - COMMERCIAL
               INSURED                            742,000       761,000       796,000       887,000         11.4%           16.6%
               SELF FUNDED                        110,000       125,000       144,000       181,000         25.7%           44.8%
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL COMMERCIAL                   852,000       886,000       940,000     1,068,000         13.6%           20.5%

           - MEDICARE                              79,000        78,000        77,000        76,000         -1.3%           -2.6%
           - MEDICAID                              46,000        45,000        47,000        56,000         19.1%           24.4%
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL MANAGED ENROLLMENT           977,000     1,009,000     1,064,000     1,200,000         12.8%           18.9%

TOTAL      - COMMERCIAL
               INSURED                          2,201,000     2,351,000     2,464,000     3,039,000         23.3%           29.3%
               SELF FUNDED                        172,000       242,000       267,000       371,000         39.0%           53.3%
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL COMMERCIAL                 2,373,000     2,593,000     2,731,000     3,410,000         24.9%           31.5%

           - MEDICARE                             177,000       180,000       186,000       201,000          8.1%           11.7%
           - MEDICAID                             285,000       298,000       332,000       369,000         11.1%           23.8%
                                               ----------    ----------    ----------    -----------     --------      ----------
               TOTAL HEALTH PLANS               2,835,000     3,071,000     3,249,000     3,980,000         22.5%           29.6%
                                               ==========    ==========    ==========    ===========     ========      ==========

SPECIALTY MANAGED CARE SERVICES COMPANIES
- -----------------------------------------

UNITED BEHAVIORAL SYSTEMS                       2,373,000     2,788,000     2,962,000     3,263,000         10.2%           17.0%

HEALTHMARC                                      1,863,000     1,986,000     2,144,000     1,974,000         -7.9%           -0.6%

UNITED RESOURCE NETWORKS                       12,885,000    14,129,000    15,633,000    16,864,000          7.9%           19.4%

INSTITUTE FOR HUMAN RESOURCES                   2,078,000     2,399,000     2,585,000     2,969,000         14.9%           23.8%

(1) Consistent with pooling accounting, all periods presented have been restated to include the enrollment of Ramsay HMO Inc., and Complete Health Services Inc. The Ramsay and Complete mergers occurred on May 31, 1994.
(2) Includes GenCare Health Systems, Inc. acquired on January 3, 1995. GenCare had 236,000 enrollees (including 40,000 self funded enrollees) as of June, 1995.
     Consistent with purchase accounting, no prior period restatement was made.
(3) Includes Group Sales and Service acquired on February 28, 1995: Group Sales and Service had 133,000 enrollees as of June, 1995. Consistent with purchase accounting, no prior restatement was made.